UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2021

IMMUNE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36602	86-3202343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2510 East Sunset Road Suite 5 – 889, Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 464-2677

(Former name or former address, if changed since last report)

1 Bridge Plaza North, Suite 270, Fort Lee, NJ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	IMNPQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[ ]

Item 2.01.	Completion of acquisition or disposition of Assets

On April 12, 2021 a new Nevada corporation was formed to merge and survive the bankrupt Immune Pharmaceuticals Inc (NJ).

The new corporation retains the same name however is registered in the state of Nevada. The company further has updated its address.

The new corporation is not subject to chapter 7 bankruptcy and has no association with any legal issues relating to the previous corporation.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2021, Devin J Shaw, age 34, has been appointed as the Chief Finance Officer.

Mr. Shaw is an investment banker, predominantly specializing in Collateral trading, Equity & Debt capital market transactions.

In connection with his appointment to the board of Immune Pharmaceuticals as CFO, Mr Shaw’s role Will entail planning and implementing all financial activities for the company.

The appointment as such carries no compensation and does not cover any expenses. This is subject to change once full employment has been agreed with the company.

Item 8.01.	Other Events

The company is working on documents to bring up to date all SEC filings.

The company is also working on full employment contracts for the interim CEO to make this a permanent position and is further agreeing a contract with the new CFO. The market will be updated of this in the coming weeks.

The new Nevada corporation is a new entity unrelated to any events surrounding the previous bankruptcy.

The board will be announcing a new pharmaceutical asset once details have been finalized.

We will be applying to Finra once all SEC filings are up to date to have the “Q” status removed, we expect this corporate action to be initiated within 30 days.

Exhibit Number	Description

Exhibit 1	Certificate of charter
Exhibit 2	Business license

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

By:	/s/ Adeel Ahmed-Daudpota
Name:	Adeel Ahmed-Daudpota
Title:	President and Interim Chief Executive Officer

Date: April 13, 2021

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